DOLLAR RESERVES

11 Hanover Square, New York, NY 10005

1-888-503-FUND for Investment Information

1-888-503-VOICE for Shareholder Services

www.mutualfunds.net

August 12, 1998

Fellow Shareholders:

We are very pleased to welcome shareholders of the Fund who have joined us since our June 30, 1997 Annual Report, either by opening accounts directly, or through their Bull & Bear Securities discount brokerage accounts, where customers' cash balances are promptly put to work by being automatically swept into shares of the Fund. The Fund's approach of investing exclusively in short term U.S. Government securities, the income from which is generally free from state income and personal property taxes, makes it a sound choice for safety conscious investors, with the added convenience of free, unlimited check writing.

Review and Outlook

Short term interest rates were exceptionably stable during the first half of 1998. The Federal Reserve Bank's Open Market Committee met on four different occasions between February and July, and consistently resolved to leave monetary policy unchanged, a policy stance that has resulted in a Federal Funds rate of 5.5% since March 1997. The Fed did adopt a bias toward tightening at the March 31 meeting, and maintained that bias on May 19. The unanimity that typically characterizes FOMC meetings was abandoned this spring, as the Presidents of two regional Federal Reserve Banks voted for an immediate tightening. Three month Treasury bills yielded between 5% and 5.25% since our December 31, 1997 report, and six month Treasury bills were seldom more than .2% higher. The short term obligations of the U.S. Government Agencies in which the Fund invests were acquired with yields generally between .2% and .6% greater that those of comparable maturity Treasury bills, providing the Fund with an attractive increase in return for a nominal increase in risk.

Looking forward, we anticipate low inflation and further additional deflationary impact on the prices of goods due to weakness in Asia. We believe the economy will continue to operate with high levels of growth, high equity valuations, and low levels of unemployment. We continue to be skeptical that low unemployment will lead to a re-emergence of inflationary pressure, and see continuing stability in money market interest rates.

A Convenient Way to Grow Your Account

The Fund's all-weather, income and safety conscious approach makes it an ideal vehicle for a program of steady monthly investing. To make investing in the Fund as easy, safe, convenient and affordable as possible, we offer the Bull & Bear Automatic Investment Program, with three different Plans to facilitate an automatic monthly investment of $100 or more into your regular, traditional or Roth IRA or other type Fund account.

*The Bull & Bear Bank Transfer Plan lets you purchase Fund shares on a certain day each month by transferring electronically the dollar amount you specify from your regular checking account, NOW account, or bank money market deposit account.

*In the Bull & Bear Salary Investing Plan, part or all of your salary may be invested electronically in shares of the Fund on each pay date, depending upon your employer's direct deposit program.

*The Bull & Bear Government Direct Deposit Plan allows you to deposit automatically into your Fund account part or all of certain U.S. Government payments, such as Social Security, pension benefits, military or retirement benefits, salary, veteran's benefits and most other recurring payments.

If you have any questions or would like information on any of the Bull & Bear Funds, the Bull & Bear No-Fee(R) Regular or Roth IRA or opening a discount brokerage account at Bull & Bear Securities, we would be very pleased to hear from you. Just call toll-free 1-888-503-FUND (3863), and an Investor Service Center Representative will be glad to assist you, as always, without any obligation on your part.

Sincerely,


Thomas B. Winmill                   Steven A. Landis

President                           Senior Vice President
                                    Portfolio Manager

Principal Amt U.S. Government Agencies (100%)           Yield*     Value**
   $ 390,000 Federal Farm Credit, due 7/01/98           5.65%      $ 390,000
     250,000 Federal Farm Credit, due 7/01/98           5.75         250,000
     350,000 Federal Farm Credit, due 7/10/98           5.54         349,523
     856,000 Federal Farm Credit, due 7/28/98           5.56         852,527
     540,000 Federal Farm Credit, due 7/29/98           5.52         537,732
     877,000 Federal Farm Credit, due 7/31/98           5.56         873,046
     270,000 Federal Farm Credit, due 8/04/98           5.42         269,926
     900,000 Federal Farm Credit, due 9/17/98           5.95         900,420
     200,000 Federal Farm Credit, due 9/25/98           5.70         197,420
   1,195,000 Federal Farm Credit, due 10/01/98          5.65       1,194,954
     500,000 Federal Farm Credit, due 10/01/98          5.46         499,743
   1,000,000 Federal Farm Credit, due 12/01/98          5.70       1,000,265
   1,500,000 Federal Home Loan Banks, due 7/07/98       5.72       1,500,065
   1,000,000 Federal Home Loan Banks, due 7/08/98       5.22         999,962
     705,000 Federal Home Loan Banks, due 7/10/98       5.53         704,043
   1,500,000 Federal Home Loan Banks, due 7/10/98       6.19       1,500,188
     450,000 Federal Home Loan Banks, due 7/15/98       5.59         449,044
   4,700,000 Federal Home Loan Banks, due 7/17/98       5.54       4,688,724
     500,000 Federal Home Loan Banks, due 7/20/98       5.24         499,886
   4,510,000 Federal Home Loan Banks, due 7/21/98       5.64       4,510,060
     500,000 Federal Home Loan Banks, due 7/22/98       6.23         500,194
     182,000 Federal Home Loan Banks, due 7/27/98       5.56         181,286
     400,000 Federal Home Loan Banks, due 8/05/98       5.53         397,892
     584,000 Federal Home Loan Banks, due 8/12/98       5.53         580,334
   2,000,000 Federal Home Loan Banks, due 8/20/98       5.44       1,999,698
     500,000 Federal Home Loan Banks, due 8/21/98       5.54         496,161
   1,293,000 Federal Home Loan Banks, due 8/26/98       5.54       1,282,139
   2,855,000 Federal Home Loan Banks, due 9/02/98       5.54       2,828,042
   2,200,000 Federal Home Loan Banks, due 9/16/98       5.54       2,174,919

  1,000,000 Federal Home Loan Banks, due 9/18/98       5.80          1,000,154
  1,000,000 Federal Home Loan Banks, due 9/18/98       5.80          1,000,165
    500,000 Federal Home Loan Banks, due 9/21/98       5.90            500,459
    483,000 Federal Home Loan Banks, due 9/23/98       5.60            476,914
  2,330,000 Federal Home Loan Banks, due 9/24/98       5.69          2,330,329
  1,000,000 Federal Home Loan Banks, due 9/30/98       5.74            999,973
  4,300,000 Federal Home Loan Banks, due 10/01/98      5.71          4,300,707
  1,605,000 Federal Home Loan Banks, due 10/02/98      5.69          1,604,937
  1,800,000 Federal Home Loan Banks, due 10/02/98      5.69          1,800,000
  1,000,000 Federal Home Loan Banks, due 10/02/98      6.01          1,000,744
    701,000 Federal Home Loan Banks, due 10/06/98      5.55            690,914
   1350,000 Federal Home Loan Banks, due 10/26/98      5.59          1,326,373
  2,000,000 Federal Home Loan Banks, due 10/27/98      5.80          2,001,285
    286,000 Federal Home Loan Banks, due 10/30/98      5.59            280,809
    426,000 Federal Home Loan Banks, due 11/13/98      5.56            417,453
  5,000,000 Federal Home Loan Banks, due 12/03/98      5.41          4,998,424
  1,650,000 Federal Home Loan Banks, due 12/04/98      5.57          1,611,748
  1,115,000 Federal Home Loan Banks, due 12/28/98      5.60          1,085,397
  1,000,000 Student Loan Marketing Assn., due 11/10/98 5.29            999,193
            Total Investments (100%)                               $61,034,171
Represents  annualized  yield at date of purchase  for discount  securities,  or
coupon  for  coupon-bearing  securities.   Cost  of  investments  for  financial
reporting and for Federal income tax purposes is the same as value.
See accompanying notes to financial statements.



STATEMENT OF ASSETS AND LIABILITIES
June 30, 1998
ASSETS:

 Investments at value which equals
          amortized cost (note 1)                                $61,034,171
  Cash                                                                26,085
       Interest receivable                                           620,715

      Receivable for fund shares sold                                  6,708
      Other assets                                                     6,471
               Total assets                                       61,694,150
LIABILITIES:
Payables:
        Fund shares redeemed                                          2,532
        Distribution                                                  2,147
Accrued expenses                                                     64,770
Accrued management                                                   22,258
            Total liabilities                                         91,707
NET ASSETS: (applicable to 61,602,443
                      outstanding shares: 500,000,000 shares
                      of $.01 par value authorized)              $61,602,443
NET ASSET VALUE, OFFERING AND
        REDEMPTION PRICE PER SHARE
        ($61,602,443 &divide; 61,602,443)                             $1.00
At June 30, 1998, net assets consisted of:
        Paid-in capital                                           $61,610,246
        Accumulated net realized loss on
                      investments                                     (7,803)
                                                                  $61,602,443

STATEMENT OF OPERATIONS Year Ended June 30, 1998 INVESTMENT INCOME:
        Interest                                                  $3,502,320
EXPENSES:
        Investment management (note 3)                             314,628
        Distribution (note 3)                                      157,314
        Transfer agent                                              66,981

        Professional (note 3)                                 58,115
        Custodian                                             50,262
        Registration (note 3)                                 40,078
        Shareholder administration (note 3)                   31,267
        Directors                                              9,661
        Other                                                 23,334
                                                             751,640
              Total expenses                           (211,225)
              Net expenses
              Net investment income                    2,961,905
 NET REALIZED GAIN FROM SECURITY TRANSACTIONS
                                                                 774
           Investment management fees and distribution
           plan expenses waived from operations
                                                          $2,962,679




STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended June 30,                                                                         1998                  1997
        OPERATIONS:
           Net investment income                                                             $  2,961,905          $  3,026,307
           Net realized gain from security transactions                                              774                   401
           Net increase in net assets resulting from operations                                 2,962,679             3,026,708
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income ($0.047 and $0.047 per
share, respectively                                                                             (2,961,905)           (3,025,265)
Distributions from paid-in capital ($0.001 per share)                                              (70,279)                 _
CAPITAL SHARE TRANSACTIONS:
Change in net assets resulting from capital share transactions (a)
Total increase (decrease) in net assets                                                         (1,235,973)           439,197
NET ASSETS                                                                                      (1,305,478)           440,640
Beginning of period                                                                             62,907,921            62,467,281
End of period                                                                                  $61,602,443           $62,907,921


a)Transactions in capital shares were as follows:
                                           1998                 1997
Shares sold                            $49,705,407          $ 66,841,991
Shares issued in
reinvestment of distributions            2,981,463             2,945,036
Shares redeemed                        (53,922,843)          (69,347,830)
   Net increase (decrease)             $(1,235,973)              439,197

(a) Transactions in capital shares were as follows:

Notes to Financial Statements

(1) The Fund is a diversified series of common stock of Bull & Bear Funds II, Inc. (the "Company"), a Maryland corporation registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to provide its shareholders maximum current income consistent with preservation of capital and maintenance of liquidity. The Fund invests exclusively in obligations of the U.S. Government, its agencies and instrumentalities, as set forth in its prospectus. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The market value of the Fund's portfolio securities is cost adjusted for amortization of premiums and accretion of discounts. Dividends from net investment income (investment income less expenses plus or minus all realized gains or losses on the Fund's portfolio securities) are declared daily and reinvested or paid monthly. Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2) The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable investment income and net capital gains, if any, after utilization of any capital loss carryforward, to its shareholders and therefore no Federal income tax provision is required. At June 30, 1998, the Fund had an unused capital loss carryforward of approximately $7,800 which expires in 2003.

(3) The Fund retains Bull & Bear Advisers, Inc. as its Investment Manager. Under the terms of the Investment Management Agreement, the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund, at the annual rate of .50 of 1% of the first $250 million,
 .45 of 1% from $250 million to $500 million, and .40 of 1% over $500 million. The Investment Manager has agreed to waive all or part of its fee or reimburse the Fund monthly if and to the extent the aggregate operating expenses of the Fund exceed the most restrictive limit imposed by any state in which shares of the Fund are qualified for sale, although currently the Fund is not subject to any such limits. The Investment Manager voluntarily waived $53,911 of its management fee for the year ended June 30, 1998. Certain officers and directors of the Fund are officers and directors of the Investment Manager and Investor Service Center, Inc., the Fund's Distributor. The Fund reimbursed the Investment Manager $27,357 for providing certain administrative and accounting services at cost for the year ended June 30, 1998. The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"). Pursuant to the Plan, the Fund may pay the Distributor a fee in an amount of one quarter of one percent per annum of the Fund's average daily net assets as compensation for distribution and service activities. The fee is intended to cover personal services provided to shareholders in the Fund and the maintenance of shareholder accounts and all other activities and expenses primarily intended to result in the sale of the Fund's shares. The distribution fees were waived by Investor Service Center for the year ended June 30, 1998. Investor Service Center also received $31,267 for shareholder administration services it provided to the Fund at cost for the year ended June 30, 1998.


                                                                                 Years Ended June 30,
                                                                      1998          1997          1996         1995          1994
PER SHARE DATA
Net asset value at beginning of period                              $1.000        $1.000        $1.000       $1.000        $1.000
Income from investment operations:
      Net investment income                                           .048          .047          .047         .044          .026
Less distributions:
      Distributions from net investment income                      (.047)        (.047)        (.047)       (.044)        (.026)
      Distributions from paid-in capital                            (.001)             _             _            _             _
Net asset value at end of period                                    $1.000        $1.000        $1.000       $1.000        $1.000
TOTAL RETURN                                                         4.88%         4.83%         4.81%        4.53%         2.59%
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted)                        $61,602       $62,908       $62,467      $65,278       $76,351
Ratio of expenses to average net assets (a)                           .86%          .71%          .90%         .89%          .89%
Ratio of net investment income to average net assets (b)             4.71%         4.73%         4.70%        4.41%         2.56%


(a) Ratio prior to waiver by the Investment Manager and Distributor was 1.20%, 1.21%, 1.40%, 1.39%, and 1.39% for the years ended June 30, 1998, 1997, 1996,
1995, and 1994, respectively. (b) Ratio prior to waiver by the Investment Manager and Distributor was 4.37%, 4.23%, 4.20%, 3.91%, and 2.06% for the years ended June 30, 1998, 1997, 1996, 1995, and 1994, respectively.


REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors and Shareholders of Bull & Bear Dollar Reserves, a series of Bull & Bear Funds II, Inc.:

We have audited the accompanying statement of assets and liabilities of Bull & Bear Dollar Reserves, a series of Bull & Bear Funds II, Inc., including the schedule of portfolio investments as of June 30, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bull & Bear Dollar Reserves as of June 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.



TAIT, WELLER & BAKER

Philadelphia, Pennsylvania

July 17, 1998

DOLLAR RESERVES

For Fund prospectuses and other

investment information, call toll-free

1-888-503-FUND

1-888-503-3863

For shareholder services by

Investor Access, call toll-free

1-888-503-VOICE

1-888-503-8642

Or, access the Fund on the web at


www.mutualfunds.net

Printed on recycled paper

DOLLAR RESERVES

A High Quality Money

Market Fund Investing in

U.S. Government Securities

-

Income is Generally Free from State and Local Income Taxes

Annual Report

June 30, 1998

Independent Accountants

Tait, Weller & Baker

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus.

DR-111-6/8